UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2023

Wyndham Hotels & Resorts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38432	82-3356232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ	07054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 753-6000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 4, 2023, the Board of Directors of Wyndham Hotels & Resorts, Inc. (the “Company”) approved an amendment and restatement of the Company’s by-laws (as amended and restated, the “Third Amended and Restated By-Laws”), effective as of such date.

The amendments set forth in the Third Amended and Restated By-Laws, among other things, (1) provide for “proxy access” that allows a stockholder, or a group of up to twenty stockholders, owning at least three percent of the Company’s outstanding stock continuously for at least three years, to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or twenty percent of the Board of Directors, provided that the stockholders and director nominees satisfy the disclosure and procedural requirements specified in the Third Amended and Restated By-Laws; (2) revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company, including, among other things, adding a requirement that a stockholder seeking to nominate director(s) at an annual meeting deliver to the Company reasonable evidence that it has complied with the requirements of Rule 14a-19 of the Securities Exchange Act of 1934, as amended, within eight business days of the meeting; (3) revise the majority voting provision to clarify when an election of directors will be deemed contested; (4) clarify the power of the chair of a stockholder meeting to adjourn any meeting of stockholders; (5) adopt a forum selection bylaw to provide that the U.S. federal district courts shall be the exclusive forum for the resolution of claims under the Securities Act of 1933, as amended; (6) adopt gender-neutral terms when referring to particular positions, offices or title holders, including the adoption of the title Chair in place of Chairman; and (7) make certain administrative, modernizing, clarifying and conforming changes, including making updates to reflect recent amendments to the General Corporation Law of the State of Delaware.

The foregoing summary of the Third Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated By-Laws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

Exhibit No.	Description

Exhibit 3.1	Third Amended and Restated By-Laws of Wyndham Hotels & Resorts, Inc. adopted on January 4, 2023.

Exhibit 104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM HOTELS & RESORTS, INC.

Date: January 6, 2023	By:	/s/ Paul F. Cash
Paul F. Cash
General Counsel & Corporate Secretary